CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

AMENDMENT

This Amendment (the "Amendment") to the Collaboration Agreement dated as of November 27, 2006 (the "Agreement"), is effective as of November 25, 2009 (" Amendment Effective Date"), between Eli Lilly and Company, a corporation organized and existing under the laws of the State of Indiana ("Lilly"), and Applied NeuroSolutions, Inc., a corporation organized and existing under the laws of the State of Delaware ("APNS").

Whereas, the Parties desire to amend the Agreement to clarify certain provisions thereof;

Now, THEREFORE, for good and lawful consideration, the sufficiency of which is acknowledged and agreed, the parties, intending to be legally bound, hereby agree as follows:

Article 1.

A. LILLY hereby exercises its option under Section 4 to extend the Collaboration for

2010.

B.  Delete Section 9. (a) and substitute therefor the following:

(a)                  Research Licenses to LILLY. Subject to the terms and conditions of this
Agreement, APNS hereby grants to LILLY a co-exclusive, non-sublicensable, royalty free license during the Collaboration Term under APNS IP solely to the extent necessary or appropriate to carry out LILLY'S responsibilities under the Research Plan; provided, however, that the license to LILLY for the Antibodies set forth on page 26 of the Research Plan (Appendix
A) shall be non-exclusive.

C.  Delete Section 10. (b) and substitute therefor the following:

(b)       Annual payments of [***] per year annually from [***] and [***] annually for [***] (payable only if LILLY exercises its option under Section 4 to extend the Collaboration for [***]), with the payment [***] be paid by LILLY [***], for research and development support, starting with the first payment due and payable [***], for work during the Collaboration Term and subsequent payments due and payable [***].

Article 2,       Effect on Agreement. Except as amended by this Amendment the Agreement shall remain in full force and effect. After the Amendment Effective Date, every reference in the

Agreement to the ''Agreement'' shall mean the Agreement as amended by this Amendment.

Article 3.       Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which will constitute one and the same instrument.

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[***] THE CONFIDENTIAL PORTION OF THIS AGREEMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIALITY.

            IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

                                                         Eli Lilly and Company

                                                         By:       /s/David S. Bredt                                   11/25/09

                                                               Name: David Bredt, MD, Ph.D

                                                                Title:  V.P. Neuroscience Discovery Research

                                                         Applied NeuroSolutions, Inc.

                                                         By:       /s/Craig S. Taylor                                  11/27/09

                                                               Name: Craig Taylor

                                                                Title:  President and CEO